Exhibit 99.1

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT, dated as of December 15, 2010 (this “Agreement”), is made by and among STANLEY BLACK & DECKER, INC., a Connecticut corporation (“Parent”), and HERCULES TECHNOLOGY I, LLC, a Delaware limited liability company (“HTI”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Hercules,” and together with HTI, collectively, “Seller”).

RECITALS

WHEREAS, on the date hereof, Parent, ICONIC MERGER SUB, INC., a Delaware corporation and a direct wholly owned subsidiary of Parent (“Merger Sub”), and INFOLOGIX, INC., a Delaware corporation (the “Company”), entered into that certain Agreement and Plan of Merger, dated as of even date herewith (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company upon the terms and conditions set forth therein;

WHEREAS, Seller and Parent are parties to that certain Written Consent and Voting Agreement (the “Voting Agreement”), dated as of even date herewith, and the Merger Agreement contemplates that Parent, Merger Sub, the Representative (as defined in the Escrow Agreement), the Company, and the Escrow Agent (as defined in the Escrow Agreement) among others, will become parties to that certain Escrow Agreement (the “Escrow Agreement”), on the Closing Date, each of which is a condition and inducement to the willingness of Parent to enter into the Merger Agreement and this Agreement;

WHEREAS, Hercules is the owner of the promissory notes (collectively, “Notes” and each, individually, a “Note”) described on Exhibit A attached hereto and made a part hereof, the other documents described on Exhibit A and such other documents, instruments, agreements, financing statements and certificates (the Notes and all such documents, instruments, agreements and certificates, collectively, “Loan Documents” and each, individually, a “Loan Document”) evidencing, securing or otherwise relating to the indebtedness, liabilities and obligations evidenced, in part, by the Notes and the Loan Documents (collectively, the “Obligations”) of the Company, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition, LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation (together with the Company, collectively, “Borrowers” and each, individually, a “Borrower”), to Hercules;

WHEREAS, the Obligations, including, without limitation, the Loans (as defined in the Loan Documents), are secured by substantially all of the personal property of Borrowers (collectively, “Collateral”);

WHEREAS, HTI is the owner of that certain Warrant, dated November 20, 2009, to Purchase common stock, par value $0.00001 per share, of the Company (the “HTI Warrant,” and together with the Loan Documents, collectively, the “Seller Documents”); and

WHEREAS, in connection with the transactions contemplated by the Merger Agreement, Parent has offered, subject to the terms and conditions contained herein, (i) to purchase from Hercules, and Hercules has agreed to sell to Parent, all of Hercules’ right, title, and interest in, to, and under the Obligations, the Notes, the other Loan Documents, and the Collateral, and (ii) to pay to HTI, on behalf of the Company, the Warrant Amount (as defined herein) set forth in Section 3 of this Agreement in full satisfaction of the Company’s obligations under the HTI Warrant.

AGREEMENT

Accordingly, in consideration of the mutual representations, warranties, covenants, and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement, intending to be legally bound, agree as follows:

Section 1. Merger Agreement. Capitalized terms used in this Agreement, but not otherwise defined herein, shall have the respective meanings set forth in the Merger Agreement, or in any amendment thereto, unless such amendment amends a defined term in a manner that materially and adversely affects the Seller’s rights under this Agreement.

Section 2. Purchase and Sale of Obligations, Notes and other Loan Documents.

2.1 Subject to the terms and conditions contained herein and in the Assignment of Loan Documents referred to below, on the Closing Date, Parent hereby agrees to purchase, and Hercules hereby agrees to sell, assign, transfer, and set over to Parent, all of Hercules’ right, title, and interest in, to, and under the Obligations, the Notes and the other Loan Documents and all Collateral therefor for the Loan Purchase Price (collectively, the “Sale”). For the purposes of this Agreement, the “Loan Purchase Price” means an amount equal to $61,158,724 minus (a) the amount of aggregate Merger Consideration to which the stockholders of the Company are entitled to receive pursuant to Section 2.1(c)(i) of the Merger Agreement, (b) the aggregate amount payable to the holders of outstanding Options pursuant to Section 2.3(a) of the Merger Agreement or the Contribution Agreements, including any amounts (i) withheld to satisfy Tax withholding requirements, (ii) contributed to the Escrow Funds (as defined in the Escrow Agreement), or (iii) deducted for such holders’ pro rata share of the aggregate amount of all Expenses payable by the Company at the Closing in accordance with Section 5.11 of the Merger Agreement (the “Closing Costs”), (c) the aggregate amount payable to the holders of outstanding warrants issued by the Company (other than the HTI Warrant) pursuant to the Contribution Agreements, including any amounts (i) withheld to satisfy Tax withholding requirements, (ii) contributed to the Escrow Funds, or (iii) deducted for such holders’ pro rata share of the Closing Costs, (d) the Warrant Amount payable to HTI pursuant to Section 3 of this Agreement, (e) the aggregate amount payable to Healthcare Informatics Associates, Inc. (“HIA”) pursuant to that certain Contribution Agreement between HIA and Parent, including any amounts contributed to the Escrow Funds or deducted for HIA’s pro rata share of the Closing Costs, (f) the aggregate amount payable to Delta Health Systems, Inc. (“Delta”) pursuant to that certain Contribution Agreement between Delta and Parent, including

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any amounts contributed to the Escrow Funds or deducted for Delta’s pro rata share of the Closing Costs, (g) the aggregate amount payable to AMTSystems, Inc. (“AMT”) pursuant to that certain Contribution Agreement between AMT and Parent, including any amounts contributed to the Escrow Funds or deducted for AMT’s pro rata share of the Closing Costs, and (h) the amount of the Closing Costs minus the aggregate amount of the Closing Costs otherwise paid by Parent in respect of the Contributors pursuant to the Contribution Agreements.

2.2 On the Closing Date, Parent shall pay (a) the Loan Purchase Price, less the Contribution Amount (as defined herein), to Hercules by wire transfer of immediately available funds to a bank account designated by Hercules, and (b) the Contribution Amount to the Escrow Agent by wire transfer of immediately available funds to a bank account designated by the Escrow Agent. For purposes of this Agreement, the “Contribution Amount” shall be an amount equal to (x) $5,000,000 minus (y) the aggregate amount otherwise deposited with the Escrow Agent by the Contributors pursuant to the Contribution Agreements.

2.3 The Contribution Amount deposited with the Escrow Agent pursuant to the terms and conditions of Section 2.2 of this Agreement shall be a part of the Escrow Funds and shall be held, paid, collected, discharged, reduced, eliminated, and otherwise governed by the terms and conditions of the Escrow Agreement. The distribution of the Seller’s right, title, and interest in the Escrow Funds, including the interest accrued thereon, is subject to the terms and conditions of the Escrow Agreement, and the Seller acknowledges and agrees to be bound by the terms and conditions of the Escrow Agreement.

2.4 On the Closing Date, Hercules shall deliver to Parent, and Parent shall take delivery from Hercules of, the following: (a) an Assignment of Loan Documents executed by Hercules in the form set forth on Exhibit B attached hereto and made a part hereof; (b) fully executed originals of each of the Notes endorsed by Hercules over to Parent in the form set forth on Exhibit C attached hereto and made a part hereof; (c) fully executed originals of each of the other Loan Documents marked with an asterisk (*) on Exhibit A; (d) fully executed assignments of all intellectual property security agreements recorded or filed in the public records in a form reasonably satisfactory to Parent; and (e) originals of all instruments, documents, stock certificates, motor vehicle titles, chattel paper, and all other Collateral in Hercules’ possession. The obligations contained in this Section 2.4 shall survive the closing of this Agreement and payment of the Loan Purchase Price and the Warrant Amount.

2.5 Seller hereby authorizes Parent and each of Parent’s agents and designees to, upon Seller’s receipt of the Loan Purchase Price (less the Contribution Amount) and the Warrant Amount: (a) file any Uniform Commercial Code financing statement amendments in order to amend, assign, terminate or alter in any manner desired by Parent any Uniform Commercial Code financing statements listing any of Borrowers as a debtor and Seller as the secured party; and (b) file or otherwise record assignments, releases, amendments, terminations or alterations of any security agreements, lien instruments or other Loan Documents from any of Borrowers in favor of, or for benefit of, Seller.

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2.6 Should any assignments in addition to those delivered pursuant to this Agreement be required by applicable Laws or reasonably necessary or appropriate to provide further assurances to Parent regarding the Sale, Seller shall execute and deliver such additional assignments to Parent promptly upon Parent’s request therefor. The obligations contained in this Section 2.6 shall survive the closing of this Agreement and delivery of the Loan Purchase Price and the Warrant Amount.

2.7. From and after the Closing Date and the consummation of the Sale, (a) Parent shall be deemed the party named as the “Lender” in the Loan Documents and (b) Parent shall be bound by all of the terms of, and shall undertake all of the obligations of the “Lender” under the Loan Documents and (c) Hercules shall be released from all of the obligations of the “Lender” under the Loan Documents.

Section 3. Satisfaction of Warrant. On the Closing Date, (a) Parent shall pay to HTI an amount equal to $1,946,502, less any amounts withheld to satisfy Tax withholding requirements (the “Warrant Amount”), in full satisfaction of the Company’s obligations under the HTI Warrant, and (b) HTI shall deliver to Parent (i) the original copy of the HTI Warrant, and (ii) any other certificates, instruments or other documents reasonably required by Parent to evidence the full and complete termination and cancellation of the HTI Warrant. Following the Closing Date, the HTI Warrant shall be null and void and of no further force or effect.

Section 4. Pre-Closing Covenants and Agreements. From and after the date hereof and until the occurrence of a Termination Event, Seller hereby covenants and agrees as follows:

4.1 Seller shall not: (a) sell, transfer, assign, subordinate, negotiate, divest or convey in any manner the Obligations, any of the Seller Documents, any Collateral therefor, or any portion of the foregoing; (b) create or permit to exist any lien, claim, charge, security interest or any other encumbrance on, in or with respect to the Obligations, any of the Seller Documents, any of Seller’s right, title or interest in or to the Collateral, or any portion of the foregoing; (c) convert or exchange any of the Obligations, any of the Seller Documents or any Collateral into stock or other equity interests in the Company, any of the other Borrowers or any other person or entity, or otherwise convert or exchange any of the Obligations, Seller Documents or Collateral; (d) call, accelerate, demand, declare any additional defaults or events of default under, or exercise any of Seller’s rights and remedies with respect to the Obligations, the Seller Documents, any Collateral, or any portion of the foregoing; (e) exercise the HTI Warrant in any manner or exercise any of Seller’s rights or remedies with respect thereto; (f) amend, restate, terminate, substitute, replace or modify the Obligations, any of the Seller Documents or any terms thereof; (g) sue or otherwise institute any claim or litigation against any of Borrowers or the Collateral; (h) liquidate, sell, foreclose, set off, collect or accept a surrender of any proceeds of any Collateral or any other assets of Borrowers or join any other person or entity in so doing, or otherwise realize or seek to realize upon all or any part of the Collateral; (i) petition, commence or otherwise initiate any Insolvency Proceeding (defined below); or (j) enter into or

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exercise any rights under any agreement that prohibits or limits the Borrowers’ ability to withdraw funds from any of Borrowers’ depository accounts. For purposes of this Agreement, the term “Insolvency Proceeding” means any receivership, conservatorship, general meeting of creditors, insolvency or bankruptcy proceeding, assignment for the benefit of creditors, or any proceeding or action by or against any one or more of Borrowers for any relief under any bankruptcy or insolvency law or other laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, dissolution, liquidation, compositions or extensions, or the appointment of any receiver, intervenor or conservator of, or trustee, or similar officer for, any one or more of Borrowers, any Collateral, or any part of Borrowers’ properties or assets, including, without limitation, proceedings under the Bankruptcy Code (defined herein), or under other federal, state or local statute, laws, rules and regulations, all whether now or hereafter in effect. For purposes of this Agreement, the term “Bankruptcy Code” means Title 11 of the United States Code (11 U.S.C. Sections 101 et seq.), and any replacement or successor statutory provisions that have substantially similar purpose. Notwithstanding anything in this Section 4.1 to the contrary, Hercules is expressly permitted to convert or exchange the Obligations into an aggregate of 1,083,165 shares of common stock in the Company in the following manner: (i) $965,087 of outstanding capitalized interest shall be converted into 519,562 shares of common stock in the Company under that certain Term Note B in the amount of $5,000,000 dated November 20, 2009 from Borrowers, as maker, to Hercules, as lender, in accordance with the Amended and Restated Loan and Security Agreement referenced in Section 15 of Exhibit A (the “LSA”); (ii) $1,350,000 of outstanding principal shall be converted into 412,088 shares of common stock in the Company pursuant to that certain Term Note C in the amount of $1,350,000 dated April 6, 2010 from Borrowers, as maker, to Hercules, as lender, in accordance with the LSA; and (iii) $500,000 of outstanding principal shall be converted into 151,515 shares of common stock in the Company pursuant to that certain Term Note D in the amount of $500,000 dated October 28, 2010 from Borrowers, as maker, to Hercules, as lender, in accordance with the LSA.

4.2 Seller shall not ask for, demand, accept or receive any payments (including pursuant to automatic sweeps of any lockbox or other similar arrangements between Seller and Borrowers) of all or any part of the Obligations, including, without limitation, any payments of principal, interest, default interest, late fees, servicing fees, management fees, consulting fees, amendment or accommodation fees, or any other fees or expenses now or hereafter owing to Seller with respect to the Obligations or any of the Seller Documents; provided however, that (a) interest, fees and expenses (including, without limitation, default interest, interest capitalized to principal, fees and expenses) shall continue to accrue on the Obligations in accordance with the terms of the Seller Documents and (b) Seller shall not have breached the covenant contained in this Section 4.2 to the extent that it receives any such payments, so long as Seller has not asked for or demanded such payment and the full amount of such payments are held in trust for the benefit of the Company and promptly turned over to the Company.

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4.3 Notwithstanding any terms or provisions of the Seller Documents or this Agreement to the contrary, Seller shall make an additional $1,100,000 available to Borrowers as additional advances under Borrowers’ revolving line of credit with Seller (such additional advances, collectively, the “Additional Advances”) pursuant to instruments, documents and agreements (collectively, the “Additional Documents”), so long as Parent has consented to any such Additional Documents (such consent not to be unreasonably withheld or delayed). Seller shall not require or permit the Borrowers to use the proceeds of such Additional Advances to repay, prepay, retire, reduce, reimburse or pay any obligations under the Loans or the Seller Documents, including, without limitation, principal and interest on the Loans, late fees, default interest, amendment or accommodation fees, reimbursable expenses or any other amounts now or hereafter payable under the Seller Documents. Seller shall make such Additional Advances available to Borrowers promptly upon Borrowers’ request therefor. Seller shall not terminate Seller’s commitment to make the Additional Advances or otherwise refuse to make any Additional Advances, whether or not a default or any event of default has occurred under the Loans or any of the Seller Documents or under any document, instrument or agreement evidencing, securing or relating to the Additional Advances. Seller shall give Parent an accounting of the Additional Advances promptly upon Parent’s request therefor (such accounting shall include at a minimum the dates and amounts of Additional Advances made on or prior to the date of accounting, descriptions and copies of documents, instruments and agreements evidencing such Additional Advances, and amount of remaining Additional Advances) and shall otherwise give Parent evidence of Seller’s compliance with this Section 4.3 that Parent may reasonably require promptly upon Parent’s request therefor. All such Additional Advances shall be part of the Obligations and shall be subject to the terms and provisions of this Agreement, including, without limitation, Section 4.2 of this Agreement. All Additional Documents shall be part of the Seller Documents and shall be subject to the terms and provisions of this Agreement, including, without limitation, Section 4.1 of this Agreement.

4.4 If Seller, contrary to the terms of this Agreement, commences or participates in any Insolvency Proceeding, or any other action or proceeding against any of Borrowers or the Collateral, Borrowers may interpose as a defense or dilatory plea the making of and the terms of this Agreement, and Parent may intervene and interpose such defense or plea in Parent’s name or in the name of any one or more of Borrowers. Should Seller, contrary to this Agreement, in any way attempt to enforce payment of the Obligations or any other payment provisions of the Seller Documents or any part thereof or to realize upon the Collateral or any part thereof, either Parent (in its own name or in the name of any one or more of Borrowers), Borrowers themselves, or Parent and any one or more of Borrowers together, may restrain Seller from so doing, it being understood and agreed by Seller that (a) Parent’s and/or Borrowers’ damages from its actions may at that time be difficult to ascertain and may be irreparable, and (b) Seller waives any defense that Borrowers and/or Parent cannot demonstrate damage and/or can be made whole by the awarding of damages.

4.5 Seller shall, at any time or times upon the request of Parent, promptly furnish to Parent a true and complete statement of the outstanding principal amounts of the Loans, all accrued and unpaid interest on the Loans and any other outstanding Obligations.

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4.6 If Seller makes, attempts to or threatens to take any action with respect to the Collateral or take any action contrary to this Agreement, or fails to take any action required by this Agreement, Parent may obtain relief against Seller by injunction, specific performance and/or other appropriate equitable relief, it being understood and agreed by Seller that (a) Parent’s damages from its actions may at that time be difficult to ascertain and may be irreparable and (b) Seller waives any defense or claim that Parent cannot demonstrate damage and/or can be made whole by the awarding of damages.

4.7 Nothing herein contained is intended to or shall obligate Parent to grant any credit to, make any loans or advances to, or provide any financing of any nature whatsoever to either Seller or Borrowers.

Section 5. Seller’s Representations and Warranties. Seller hereby represents and warrants to Parent, and agrees, that:

5.1 Hercules is the exclusive legal and beneficial owner of the Obligations and the Loan Documents. HTI is the exclusive legal and beneficial owner of the HTI Warrant. None of the Seller Documents (or any part thereof) is currently assigned to, subordinated to or subjected to any other security interest in favor of any person or entity.

5.2 Seller has delivered true and complete copies of the Seller Documents to Parent on or prior to the date hereof.

5.3 Seller does not have any right, title or interest in or to any warrants to purchase any common stock or other equity interest in any of Borrowers except for the HTI Warrant.

5.4 Seller has all right, power, legal capacity, and authority to execute and deliver this Agreement and to perform its obligations hereunder and under each other agreement that Seller may execute and deliver in connection herewith.

5.5 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (a) violate any Laws presently in effect having applicability to Seller or any property of Seller; (b) result in a breach or constitute a default under any agreement to which Seller is subject; or (c) require any Permits.

5.6 This Agreement constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms and is entered into voluntarily by all parties. The transaction represented hereby is an arms-length transaction.

5.7 As of the date of this Agreement, the outstanding Obligations are set forth on Schedule 1 of this Agreement.

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5.8 Seller has (a) given written instructions to any financial institution subject to agreements that (i) require automatic or other account sweep arrangements whereby funds of the Borrowers are transferred to accounts owned or controlled by the Seller and/or that (ii) restrict the Borrowers’ withdrawal rights with respect to any of their accounts, in each case that such automatic sweeps shall be suspended and that the Borrowers shall have withdrawal rights with respect to the accounts subject to such agreements, and (b) the Borrowers and each such financial institution has acknowledged and agreed to such instructions in writing.

5.9 Except as expressly provided in this Section 5, Parent acknowledges that the Sale is without representation, recourse or warranty, expressed or implied. In particular, but without limitation, Seller makes no representation or warranty and assumes no responsibility with respect to (a) any statements, warranties or representations made in or in connection with the Loan Documents or the execution, legality, validity, enforceability, perfection, priority, genuineness, sufficiency or value of the Loan Documents, any other instrument or document furnished pursuant to the Loan Document or any lien or other interest granted under any Loan Document (including the Collateral), (b) title to, value, nature, extent or condition of the Collateral, (c) the financial condition of the Borrowers or any guarantor of the Obligations, or the performance or observance by the Borrowers or any guarantor of the Obligations of any of their respective obligations under the Loan Documents or any other instrument or document furnished pursuant thereto or (d) any credit decisions made by the Seller with respect to the Borrowers or the Loan Documents and the transactions contemplated thereby.

Section 6. Parent’s Representations and Warranties. Parent hereby represents and warrants to Seller, and agrees, that:

6.1 Parent has all right, power, legal capacity, and authority to execute and deliver this Agreement and to perform its obligations hereunder and under each other agreement that Parent may execute and deliver in connection herewith.

6.2 The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement do not and will not: (a) violate any Laws presently in effect having applicability to Parent or any property of Parent; (b) result in a breach or constitute a default under any agreement to which Parent is subject; or (c) require any Permits.

6.3 This Agreement constitutes the legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms and is entered into voluntarily by all parties. The transaction represented hereby is an arms-length transaction.

Section 7. Conditions Precedent to Effectiveness of Agreement. This Agreement shall be effective upon each party’s receipt of a fully executed counterpart of this Agreement and Borrowers’ agreement and consent hereto.

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Section 8. Conditions Precedent to Parent’s Obligation to Consummate the Sale and to Pay the Warrant Amount. Parent’s obligations to consummate the Sale and to pay the Warrant Amount are expressly contingent upon the following: (a) the Closing of the transactions contemplated by the Merger Agreement; (b) Seller has delivered all items required by the terms of Section 2.4 of this Agreement or otherwise required to be delivered by Seller pursuant to the terms hereof; (c) on the Closing Date, Borrowers shall have delivered to Parent an Agreement of Borrowers in the form set forth on Exhibit D attached hereto and made a part hereof; and (d) all deposit account control agreements, lockbox agreements, sweep agreements, blocked account agreements, tri-party agreements or similar agreements for the benefit of Seller relating to any of the bank accounts, investment accounts, deposit accounts or similar accounts of any of the Borrowers are either terminated or assigned to Parent, as the case may be, in a manner satisfactory to Parent in its sole discretion.

Section 9. Conditions Precedent to Seller’s Obligation to Consummate the Sale and Accept Payment of the Warrant Amount. Hercules’ obligation to consummate the Sale and HTI’s obligation to accept the Warrant Amount in full satisfaction of all rights, benefits, and remedies under and with respect to the HTI Warrant are expressly contingent upon the following: (a) the Closing of the transactions contemplated by the Merger Agreement; and (b) Seller has received the Loan Purchase Price (less the Contribution Amount) and the Warrant Amount in accordance with the terms of this Agreement.

Section 10. Further Actions. Seller and Parent hereby covenant and agree to execute and deliver all such documents and to take all such further actions as any of them may reasonably deem necessary from time to time to carry out the intent and purpose of this Agreement and to consummate the transactions contemplated hereby.

Section 11. Termination. This Agreement and all documents executed in connection herewith shall remain in full force and effect until the earlier of (a) the date on which the Merger Agreement is terminated, (b) March 31, 2011, provided that Parent has not commenced a Legal Action seeking specific performance by the Company of the Merger Agreement in order to close the transactions contemplated thereby in accordance with the terms thereof, or (c) the date on which Parent elects to terminate this Agreement and all documents executed herewith in writing after the Company or Seller commences or is the subject of an Insolvency Proceeding (collectively “Termination Events” and each a “Termination Event”). This Agreement and all documents executed in connection herewith shall terminate immediately upon a Termination Event and, upon such termination, shall forthwith become null and void except for the provisions of Sections 11, 12, 13, 15.4, 15.5. 15.6, and 15.7, which shall survive such termination; provided that nothing herein shall relieve any party from any and all liabilities and damages incurred or suffered by the other parties as a result of a deliberate material breach of this Agreement.

Section 12. Governing Law; Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the Law of the State of Delaware, without regard to conflict of law principles thereof. Each party to this Agreement (a) irrevocably and unconditionally submits to

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the personal jurisdiction of the federal courts of the United States of America located in the State of Delaware and the state courts of the State of Delaware, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that any actions or proceedings arising in connection with this Agreement or the transactions contemplated by this Agreement shall be brought, tried and determined only in the Court of Chancery of the State of Delaware (or, only if said Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), (d) waives any claim of improper venue or any claim that those courts are an inconvenient forum and (e) agrees that it will not bring any action relating to this Agreement or the transactions contemplated hereunder in any court other than as specified in clause (c) of this Section 12. The parties to this Agreement agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 14 of this Agreement or in such other manner as may be permitted by applicable Law, shall be valid and sufficient service thereof.

Section 13. WAIVER OF JURY TRIAL; DAMAGES

(a) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED AND UNDERSTANDS THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

(b) In no event shall any party hereto have any liability to any other party hereto under this Agreement for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).

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Section 14. Notices. Any notice or other communication required or permitted under this Agreement shall be deemed to have been duly given and made (a) if in writing and served by personal delivery upon the party for whom it is intended; (b) if delivered by facsimile with receipt confirmed; (c) if delivered by e-mail transmission; or (d) if delivered by certified mail, registered mail or courier service, return-receipt received to the party at the address set forth below, to the Persons indicated:

If to Parent, to:

Stanley Black & Decker, Inc.

1000 Stanley Drive

New Britain, CT 06053

Attention: Bruce H. Beatt, Esq.

E-mail: Bruce.Beatt@swkbdk.com

Fax: (651) 737-2553

with a copy (which shall not constitute notice) to:

Miles & Stockbridge P.C.

10 Light Street

Baltimore, MD 21202

Attention: Robert M. Cattaneo, Esq.

E-mail: rcattaneo@milesstockbridge.com

Fax: (410) 822-5450

If to Seller, to:

Hercules Technology Growth Capital, Inc.

400 Hamilton Avenue, Suite 310

Palo Alto, CA 94301

Attention: Chief Legal Officer and Roy Y. Liu

E-mail: rliu@htgc.com

Fax: (650) 473-9194

with a copy (which shall not constitute notice) to:

Morgan, Lewis & Bockius LLP

225 Franklin Street

Boston, MA 02110

Attention: Sandra J. Vrejan, Esq.

E-mail: svrejan@morganlewis.com

Fax: (617) 341-7701

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Section 15. Miscellaneous Provisions.

15.1 This Agreement may be executed in any number of counterparts, as if the signature(s) to each counterpart were upon a single instrument, and all such counterparts together shall together constitute the same agreement. Facsimile signatures or signatures received as a .pdf attachment to electronic mail shall be treated as original signatures for all purposes of this Agreement.

15.2 This Agreement may only be amended, waived, extended or otherwise modified by an instrument in writing signed on behalf of the Seller and Parent. The failure of any party to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.

15.3 The agreements, representations, and warranties of the parties contained herein shall survive the consummation of the transactions contemplated hereby.

15.4 This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns. No party to this Agreement may assign or delegate, by operation of law or otherwise, all or any portion of its rights or Liabilities under this Agreement without the prior written consent of the other parties to this Agreement, which any such party may withhold in its absolute discretion. Any purported assignment without such prior written consents shall be void; provided, that Parent may, at its election, assign its rights and remedies under this Agreement to a wholly owned subsidiary of Parent; provided, further, however, that, notwithstanding such assignment by Parent, Parent’s obligations under this Agreement shall remain unchanged and Parent shall remain responsible to the other parties hereto for the performance of such obligations. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person other than the parties hereto any rights or remedies under this Agreement.

15.5 This Agreement (including the exhibits to this Agreement), contains all of the terms, conditions, and representations and warranties agreed to by the parties relating to the subject matter of this Agreement and supersede all prior or contemporaneous agreements, negotiations, correspondence, undertakings, understandings, representations and warranties, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement.

15.6 The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions of this Agreement. If any provision of this Agreement, or the application of that provision to any Person or any circumstance, is invalid or unenforceable, (a) in accordance with the last sentence of this Section, a suitable and equitable provision shall be substituted for that provision in order to carry out, so far as may be valid and enforceable, the intent and purpose of the invalid or unenforceable provision and (b) the remainder of this Agreement and the application of that provision to other Persons or circumstances shall not be affected by such

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invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of that provision, or the application of that provision, in any other jurisdiction. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a reasonably acceptable manner so that the transactions contemplated hereby may be consummated as originally contemplated to the fullest extent possible.

15.7 All Expenses (including those payable to the Representative) incurred by any party to this Agreement or on its behalf in connection with this Agreement and the Merger shall be paid by the party incurring those Expenses.

15.8 Unless the express context otherwise requires:

(a) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement;

(b) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa;

(c) the terms “Dollars” and “$” mean U.S. dollars;

(d) references herein to a specific Section, Recital or Exhibit shall refer, respectively, to Sections, Recitals or Exhibits of this Agreement;

(e) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without limitation”;

(f) references herein to any gender shall include each other gender;

(g) references herein to any Person shall include such Person’s heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this Section 15.8 is intended to authorize any assignment or transfer not otherwise permitted by this Agreement;

(h) the word “or” shall be disjunctive but not exclusive;

(i) references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder;

(j) references herein to any Contract mean such Contract as amended, amended, restated, replaced, substituted or otherwise modified from time to time (including any waiver thereto) in accordance with the terms thereof;

13

(k) the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement; and

(l) if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day.

[Signature page follows]

14

IN WITNESS WHEREOF, Seller has duly executed this Agreement as of the date first above written.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By: /s/ Manuel Henriquez
Name: Manuel Henriquez
Title: CEO

HERCULES TECHNOLOGY I, LLC

By: /s/ K. Nicholas Martitsch
Name: K. Nicholas Martitsch
Title: Associate General Counsel

- Seller’s Signature Page to Purchase and Sale Agreement -

IN WITNESS WHEREOF, Parent has duly executed this Agreement as of the date first above written.

STANLEY BLACK & DECKER, INC.

By: /s/ James R. Raskin
Name: James R. Raskin
Title: Authorized Signatory

- Parent’s Signature Page to Purchase and Sale Agreement -

The Borrowers hereby acknowledge and consent to the terms of this Agreement.

INFOLOGIX, INC.

By:	/s/ David T. Gulian
Name: David T. Gulian
Title: President and CEO

INFOLOGIX SYSTEMS CORPORATION

By:	/s/ David T. Gulian
Name: David T. Gulian
Title: CEO

EMBEDDED TECHNOLOGIES, LLC

By:	/s/ David T. Gulian
Name: David T. Gulian
Title: CEO

OPT ACQUISITION, LLC

By:	/s/ David T. Gulian
Name: David T. Gulian
Title: CEO

INFOLOGIX-DDMS, INC.

By:	/s/ David T. Gulian
Name: David T. Gulian
Title: CEO

- Borrowers’ Signature Page to Purchase and Sale Agreement -

SCHEDULE 1 TO PURCHASE AND SALE AGREEMENT

Detailed Calculation of Outstanding Obligations

- attached -

Schedule 1-1

EXHIBIT A TO PURCHASE AND SALE AGREEMENT

Loan Documents

1.	Loan and Security Agreement dated May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

2.	Amendment to Loan and Security Agreement dated November 19, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

3.	Second Amendment to Loan and Security Agreement dated May 31, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

4.	Default Letter dated March 12, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

5.	Default Letter dated March 25, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

6.	Forbearance Agreement dated July 31, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

7.	First Amendment to Forbearance Agreement dated August 14, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

8.	Second Amendment to Forbearance Agreement dated August 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

9.	Third Amendment to Forbearance Agreement dated September 23, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

10.	Fourth Amendment to Forbearance Agreement dated September 30, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

11.	Fifth Amendment to Forbearance Agreement dated October 15, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

12.	Side Letter re: Deposit Accounts dated March 25, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc.

13.	Side Letter re: Deposit Accounts dated June 19, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc.

14.	* Debt Conversion Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

15.	*Amended and Restated Loan and Security Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

16.	*Reaffirmation Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

17.	*Waiver and Release Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

18.	*Amendment No. 1 to Amended and Restated Loan Agreement dated February 19, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

19.	*Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 6, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

20.	*Amendment No. 3 to Amended and Restated Loan and Security Agreement dated June 25, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

21.	*Amendment No. 4 to Amended and Restated Loan and Security Agreement dated October 28, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

22.	Default and Reservation of Rights Letter dated February 10, 2010 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

23.	*Term Note A in the amount of $5,500,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

24.	*Term Note B in the amount of $5,000,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

25.	*Term Note C in the amount of $1,350,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

26.	*Term Note D in the amount of $500,000 dated October 28, 2010 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

27.	*Equipment Term Loan Note in the amount of $3,000,000 dated February 19, 2010 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

28.	*Revolving Note in the amount of $12,000,000 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

29.	Term Loan B Conversion Notice dated August 12, 2010 from Hercules Technology Growth Capital, Inc to InfoLogix, Inc.

30.	Discretionary Credit Letter Agreement dated June 8, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

31.	Discretionary Credit Letter Agreement dated June 15, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

32.	Second Discretionary Credit Letter Agreement dated June 30, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

33.	Discretionary Credit Letter Agreement dated September 10, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

34.	Discretionary Credit Letter Agreement dated October 1, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

35.	Discretionary Credit Letter Agreement dated October 8, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

36.	Discretionary Credit Letter Agreement dated October 28, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

37.	Springing Blocked Account Agreement dated March 17, 2008 by and among Hercules Technology Growth Capital, Inc., PNC Bank, and InfoLogix, Inc.

38.	Springing Blocked Account Agreement dated August 29, 2008 by and among Hercules Technology Growth Capital, Inc., PNC Bank, and InfoLogix, Inc.

39.	Securities Pledge Agreement dated as of May 1, 2008 among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Pledgee, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Pledgors.

40.	Trademark Security Agreement dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Secured Party, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

41.	Patent Security Agreement dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Secured Party, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

42.	Collateral Grant of Security in Copyrights dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Grantee, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

43.	Collateral Assignment of Acquisition Documents dated as of May 2, 2008 by and among InfoLogix, Inc. and InfoLogix Systems Corporation, as Assignor, and Hercules Technology Growth Capital, Inc., as Assignee.

44.	Amended Side Letter dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

45.	Subordination Agreement dated as of May 1, 2008 by and among Healthcare Informatics Associates, Inc., InfoLogix Systems Corporation, and Hercules Technology Growth Capital, Inc.

46.	Perfection Certificate dated as of November 20, 2009 from InfoLogix, Inc. in favor of Hercules Technology Growth Capital, Inc.

47.	Termination and Release of Security Agreement dated June 18, 2010 by and among Hercules Technology Growth Capital, Inc., as Lender, and InfoLogix, Inc., InfoLogix Systems Corporation, InfoLogix-DDMS, Inc., OPT Acquisition LLC, and Embedded Technologies, LLC, as Borrowers.

48.	Limited Access Services Agreement dated as of May 1, 2008 between Hercules Technology Growth Capital, Inc. and Sovereign Bank.

49.	Clearing Account Agreement dated as of April 1, 2010 by and between TD Bank, InfoLogix, Inc., and Hercules Technology Growth Capital, Inc.

50.	First Amendment to Clearing Account Agreement dated as of May 24, 2010 by and between TD Bank, InfoLogix, Inc., and Hercules Technology Growth Capital, Inc.

51.	Letter dated December 9, 2010 from Hercules Technology Growth Capital, Inc. to TD Bank re: Suspension of Transfers.

EXHIBIT B TO PURCHASE AND SALE AGREEMENT

Form of Assignment of Loan Documents

ASSIGNMENT OF LOAN DOCUMENTS

This ASSIGNMENT OF LOAN DOCUMENTS, dated as of [            ], 20[    ] (“Assignment”), is made by and among STANLEY BLACK & DECKER, INC., a Connecticut corporation (the “Parent”) and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Hercules”).

Pursuant to a Purchase and Sale Agreement dated as of December 15, 2010 by and among Hercules, Hercules Technology I, LLC and Parent (as amended, restated, substituted, replaced or otherwise modified in accordance with the terms thereof, the “Purchase and Sale Agreement”), for the agreed upon consideration set forth in the Purchase and Sale Agreement, Hercules agreed to sell, assign, grant and otherwise convey to Parent the Obligations, the Notes, and other Loan Documents (as each term is defined in the Purchase and Sale Agreement). Certain of the documents, certificates, financing statements, instruments and other agreements comprising the Loan Documents are listed on Schedule 1 attached to this Assignment and made a part hereof.

Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase and Sale Agreement.

Subject to the terms of the Purchase and Sale Agreement, for valuable consideration, and without warranty, recourse or representation of any kind whatsoever, express or implied, except as set forth in Section 5 of the Purchase and Sale Agreement, Hercules does hereby sell, assign, grant and otherwise convey all of its right, title and interest in the Obligations, Notes and other Loan Documents to the Parent.

From and after the date hereof and the consummation of the Sale, (a) Parent shall be deemed the party named as the “Lender” in the Loan Documents and (b) Parent shall be bound by all of the terms of, and shall undertake all of the obligations of the “Lender” under the Loan Documents and (c) Hercules shall be released from all of the obligations of the “Lender” under the Loan Documents.

As of the date of this Agreement the total outstanding Obligations are set forth on Schedule 2 attached to this Assignment and made a part hereof.

Hercules and Parent, respectively, hereby remakes, ratifies, and confirms all of the representations and warranties of Hercules and Parent, respectively, set forth in Sections 5 and 6 of the Purchase and Sale Agreement.

[Signature page follows]

B-1

IN WITNESS WHEREOF, the undersigned have duly executed this Assignment as of the date first above written.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:
Name:
Title:

Agreed and Accepted:

STANLEY BLACK & DECKER, INC.

By:
Name:
Title:

- Seller’s Signature Page to Assignment of Loan Documents -

B-2

SCHEDULE 1 TO ASSIGNMENT OF LOAN DOCUMENTS

Loan Documents

1.	Loan and Security Agreement dated May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

2.	Amendment to Loan and Security Agreement dated November 19, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

3.	Second Amendment to Loan and Security Agreement dated May 31, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

4.	Default Letter dated March 12, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

5.	Default Letter dated March 25, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

6.	Forbearance Agreement dated July 31, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

Schedule 1-1

7.	First Amendment to Forbearance Agreement dated August 14, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

8.	Second Amendment to Forbearance Agreement dated August 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

9.	Third Amendment to Forbearance Agreement dated September 23, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

10.	Fourth Amendment to Forbearance Agreement dated September 30, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

11.	Fifth Amendment to Forbearance Agreement dated October 15, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

12.	Side Letter re: Deposit Accounts dated March 25, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc.

13.	Side Letter re: Deposit Accounts dated June 19, 2009 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc.

Schedule 1-2

14.	Debt Conversion Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

15.	Amended and Restated Loan and Security Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

16.	Reaffirmation Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

17.	Waiver and Release Agreement dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

18.	Amendment No. 1 to Amended and Restated Loan Agreement dated February 19, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

19.	Amendment No. 2 to Amended and Restated Loan and Security Agreement dated April 6, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

20.	Amendment No. 3 to Amended and Restated Loan and Security Agreement dated June 25, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

Schedule 1-3

21.	Amendment No. 4 to Amended and Restated Loan and Security Agreement dated October 28, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

22.	Default and Reservation of Rights Letter dated February 10, 2010 from Hercules Technology Growth Capital, Inc. to InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation.

23.	Term Note A in the amount of $5,500,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

24.	Term Note B in the amount of $5,000,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

25.	Term Note C in the amount of $1,350,000 dated November 20, 2009 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

26.	Term Note D in the amount of $500,000 dated October 28, 2010 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

27.	Equipment Term Loan Note in the amount of $3,000,000 dated February 19, 2010 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

Schedule 1-4

28.	Revolving Note in the amount of $12,000,000 from InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower, to Hercules Technology Growth Capital, Inc., as Lender.

29.	Term Loan B Conversion Notice dated August 12, 2010 from Hercules Technology Growth Capital, Inc to InfoLogix, Inc.

30.	Discretionary Credit Letter Agreement dated June 8, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

31.	Discretionary Credit Letter Agreement dated June 15, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

32.	Second Discretionary Credit Letter Agreement dated June 30, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

33.	Discretionary Credit Letter Agreement dated September 10, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

34.	Discretionary Credit Letter Agreement dated October 1, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

Schedule 1-5

35.	Discretionary Credit Letter Agreement dated October 8, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

36.	Discretionary Credit Letter Agreement dated October 28, 2010 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

37.	Springing Blocked Account Agreement dated March 17, 2008 by and among Hercules Technology Growth Capital, Inc., PNC Bank, and InfoLogix, Inc.

38.	Springing Blocked Account Agreement dated August 29, 2008 by and among Hercules Technology Growth Capital, Inc., PNC Bank, and InfoLogix, Inc.

39.	Securities Pledge Agreement dated as of May 1, 2008 among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Pledgee, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Pledgors.

40.	Trademark Security Agreement dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Secured Party, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

41.	Patent Security Agreement dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Secured Party, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

Schedule 1-6

42.	Collateral Grant of Security in Copyrights dated as of May 1, 2008 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Grantee, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Grantor.

43.	Collateral Assignment of Acquisition Documents dated as of May 2, 2008 by and among InfoLogix, Inc. and InfoLogix Systems Corporation, as Assignor, and Hercules Technology Growth Capital, Inc., as Assignee.

44.	Amended Side Letter dated November 20, 2009 by and among Hercules Technology Growth Capital, Inc., a Maryland corporation, as Lender, and InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation, as Borrower.

45.	Subordination Agreement dated as of May 1, 2008 by and among Healthcare Informatics Associates, Inc., InfoLogix Systems Corporation, and Hercules Technology Growth Capital, Inc.

46.	Perfection Certificate dated as of November 20, 2009 from InfoLogix, Inc. in favor of Hercules Technology Growth Capital, Inc.

47.	Termination and Release of Security Agreement dated June 18, 2010 by and among Hercules Technology Growth Capital, Inc., as Lender, and InfoLogix, Inc., InfoLogix Systems Corporation, InfoLogix-DDMS, Inc., OPT Acquisition LLC, and Embedded Technologies, LLC, as Borrowers.

48.	Limited Access Services Agreement dated as of May 1, 2008 between Hercules Technology Growth Capital, Inc. and Sovereign Bank.

49.	Clearing Account Agreement dated as of April 1, 2010 by and between TD Bank, InfoLogix, Inc., and Hercules Technology Growth Capital, Inc.

50.	First Amendment to Clearing Account Agreement dated as of May 24, 2010 by and between TD Bank, InfoLogix, Inc., and Hercules Technology Growth Capital, Inc.

51.	Letter dated December 9, 2010 from Hercules Technology Growth Capital, Inc. to TD Bank re: Suspension of Transfers

Schedule 1-7

SCHEDULE 2 TO ASSIGNMENT OF LOAN DOCUMENTS

Detailed Calculation of Outstanding Obligations

[To be completed as of Closing]

Schedule 2-1

EXHIBIT C TO PURCHASE AND SALE AGREEMENT

Form of Endorsement to Notes

Pay to the order of Stanley Black & Decker, Inc. (“Parent”) without recourse, representation or warranty of any kind whatsoever, express or implied, except as set forth in Section 5 of that certain Purchase and Sale Agreement dated as of December 15, 2010, by and among Hercules Technology Growth Capital, Inc., Hercules Technology I, LLC, and Parent.

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

By:
Name:
Title:

C-1

EXHIBIT D TO PURCHASE AND SALE AGREEMENT

Form of Agreement and Consent of Borrowers

AGREEMENT AND CONSENT OF BORROWERS

This AGREEMENT AND CONSENT OF BORROWERS (this “Agreement and Consent”) is attached to and made part of that certain Purchase and Sale Agreement, dated [            ], 2010 (the “Purchase and Sale Agreement”), by and among STANLEY BLACK & DECKER, INC., a Connecticut corporation (the “Parent”), and HERCULES TECHNOLOGY I, LLC, a Delaware limited liability company (“HTI”), and HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (“Hercules”, and together with HTI, collectively and jointly and severally, “Seller”), jointly and severally (as amended, restated, substituted, replaced or otherwise modified in accordance with the terms thereof).

Capitalized terms not otherwise defined in this Agreement and Consent shall have the respective meanings set forth in the Purchase and Sale Agreement.

Each of InfoLogix, Inc., a Delaware corporation, InfoLogix Systems Corporation, a Delaware corporation, Embedded Technologies, LLC, a Delaware limited liability company, Opt Acquisition, LLC, a Pennsylvania limited liability company, and InfoLogix-DDMS, Inc., a Delaware corporation (collectively, “Borrowers” and each, individually, a “Borrower”), having been advised that Parent requires, and is relying upon the agreements and consents contained in, this Agreement and Consent as a condition to Parent entering into the Purchase and Sale Agreement and consummating the transactions contemplated thereby, hereby certifies and agrees as follows:

1. Each of Borrowers hereby acknowledges and consents to the terms and provisions of the Purchase and Sale Agreement.

2. Each of Borrowers agrees that, notwithstanding anything contained in any of the Seller Documents to the contrary, (a) the Purchase and Sale Agreement, the terms and provisions thereof and the sale, conveyance and assignment of the Obligations, Notes and other Loan Documents to Parent thereunder and the payment of the Warrant Amount in full satisfaction of the HTI Warrant shall not cause a default, event of default, breach, or otherwise give rise to any cause of action, avoidance, right of set off or any other claim with respect to Seller, Parent, the Obligations, Notes, HTI Warrant or other Seller Documents and (b) the sale, conveyance and assignment of the Obligations, Notes and other Loan Documents to Parent, and payment of the Warrant Amount in full satisfaction of the HTI Warrant, is and shall be binding on Borrowers in all respects.

3. As of the date of this Agreement and Consent the total outstanding Obligations are set forth on Schedule 1 attached hereto and made a part hereof.

4. Borrowers do not have, or hereby waive, any right of set-off or defense of any kind or description against Seller or Parent under any of the Seller Documents.

5. There have been no modifications of any terms or provisions of the Obligations or any modifications or amendments to any of the Seller Documents, except as set forth in the Purchase and Sale Agreement.

Each of Borrowers understands and agrees that any misrepresentation of any of the matters or representations contained herein shall, at the option of Parent, constitute a default under the terms of the Obligations and Seller Documents.

[Signature page follows]

INFOLOGIX, INC.

By:
Name:
Title:

INFOLOGIX SYSTEMS CORPORATION

By:
Name:
Title:

EMBEDDED TECHNOLOGIES, LLC

By:
Name:
Title:

OPT ACQUISITION, LLC

By:
Name:
Title:

INFOLOGIX-DDMS, INC.

By:
Name:
Title:

- Borrowers’ Signature Page to Agreement and Consent of Borrowers -

SCHEDULE 1 TO AGREEMENT AND CONSENT OF BORROWERS

Detailed Calculation of Outstanding Obligations

[To be complete as of Closing]

Schedule 1-1